Fees Summary	Dec. 16, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 2,754.28
Total Fee Amount	2,754.28
Total Transaction Valuation	17,990,100.27
Total Offset Amount	0.00
Net Fee	$ 0.00